                                                                EXHIBIT 99(p)(i)

                          NCF INVESTMENT DEPARTMENT OF
                        NEW COVENANT TRUST COMPANY, N.A.
                                 CODE OF ETHICS

                                     GENERAL

The NCF Investment Department of New Covenant Trust Company, N.A. (the "Adviser") serves as the investment adviser to the New Covenant Funds ("the Trust") and other clients and has adopted this Code of Ethics pursuant to the requirements of Rule 17j-1 under the Investment Company Act of 1940, as amended (the "1940 Act") and Section 204A of the Investment Advisers Act of 1940 ("the Adviser's Act").Rule 17j-1(a) under the 1940 Act makes it unlawful for any employee, officer or trustee of a registered investment company or its investment adviser to (i) employ any device, scheme or artifice to defraud such investment company; (ii) make to such investment company any untrue statement of a material fact or omit to state to the Trust a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading; (iii) engage in any act, practice, or course of business which operates or would operate as a fraud or deceit upon the investment company; or (iv) engage in any manipulative practice with respect to the investment company.

Similarly, the Adviser's Act prohibits fraudulent, deceptive or manipulative actions by advisers with respect to their clients.

The underlying general principles of this Code are that "access persons," (as defined below) in conducting their personal "securities" (as defined below) transactions, (i) owe a fiduciary duty to shareholders of an affiliated investment company and at all times have a duty to place the interests of such shareholders ahead of their personal interests, (ii) are obligated to conduct all personal "securities" transactions in accordance with this Code and in a manner so as to avoid any actual or potential conflict of interest or abuse of such person's position of trust and responsibility, and any appearance of such conflict of interest or abuse of position, and (iii) should not take inappropriate advantage of their positions.

I.       DEFINITIONS

         (1) "Access Person" means any Director, officer or Advisory Person (as defined below) of the Adviser and the Trust's sub-advisers.

                  The defined term `Access Person' and `Advisory Person' shall not include

                  (1) any person who is subject to securities transaction reporting requirements of a code of ethics adopted by a sub-adviser;

                  (2) any employee of an underwriter subject to securities transaction reporting requirements of a code of ethics adopted by the underwriter."

         (2) "Advisory Person" means any employee of the Adviser or sub-advisers who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a Security by the Trust, or whose functions relate to the making of any recommendations with respect to such purchases or sales, and any natural person in a control relationship to the Trust, the Adviser or the Trust's sub-advisers, who obtains information concerning recommendations made to the Trust with regard to the purchase or sale of Securities by the Trust.

         (3) "Investment Personnel" means any employee of the Adviser or the Trust's sub-advisers who, in connection with his or her regular functions or duties, makes or participates in making recommendations regarding the purchase or sale of Securities by the Trust, and any natural person who controls the Trust, the Adviser or sub-advisers and who obtains information concerning such recommendations.

         (4)      "Security" shall have the meaning set forth in Section 2(a)
                  (36) of the 1940 Act except it does not include securities issued by the Government of the United States or by federal agencies and which are direct obligations of the United States, bankers' acceptances, certificates of deposit, commercial paper, high quality short-term debt instruments (including repurchase agreements) and shares of registered open-end investment companies.

         (5) A "security held or to be acquired" means a Security which, within the most recent 15 days: (i) is or has been held by the Trust; or (ii) is being or has been considered by the Trust, the Adviser or the Trust's sub-advisers for purchase by the Trust, and includes an option to purchase or sell, and any Security which is convertible into or exchangeable for, a Security described in (i) or (ii) of this sub-Section.

         (6) "Beneficial Ownership" shall have the meaning ascribed thereto under Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder. Generally, a person is regarded as having a beneficial interest in those securities held in his or her name, the name of his or her spouse and the names of his or her minor children who reside with him or her. A person may be regarded as having a beneficial interest in the securities held in the name of another person (individual, partnership, trust, or another entity) if, by reason of a contract, understanding or relationship he or she obtains or may obtain therefrom benefits substantially equivalent to those of ownership.

         (7) "Chief Investment Officer" shall be both an Access Person and the Advisory Person who is the designated officer of the Trust responsible for overseeing and monitoring all investment decisions made by the sub-advisers on behalf of the Trust.

         (8) "Control" means the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position, as further defined in Section 2(a)(9) of the 1940 Act.

         (9) "Initial Public Offering" means an offering of securities registered under the Securities Act of 1933, the issuer of which, immediately before the registration, was not subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934.

         (10) "Limited Offering" means an offering that is exempt from registration under the Securities Act of 1933 pursuant to
                  Section 4(2) or Section 4(6) or pursuant to rule 504, rule 505, or rule 506 under the Securities Act of 1933.

2.       PROHIBITIONS

         (a) To reduce the potential for personal trading activity of Access Persons in conflict with the investment decision-making for the Adviser and the sub-advisers, Access Persons employed by the adviser or the sub-advisers may not share or discuss with Investment Personnel, by means of verbal or written communications or otherwise, securities recommendations made or proposed to be made on behalf of the Trust. This prohibition does not apply to the Adviser's Chief Investment Officer.

         (b) No Access Person in connection with the purchase or sale, directly or indirectly, by such person of a security held or to be acquired by the Trust:

                  (i) shall employ any device, scheme or artifice to defraud the Trust;

                  (ii) shall make to the Trust any untrue statement of a material fact or omit to state to the Trust a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

                  (iii) shall engage in any act, practice, or course of business which operates or would operate as a fraud or deceit upon the Trust; or

                  (iv) shall engage in any manipulative practice with respect to the Trust.

         (c) No Access Person shall purchase or sell, directly or indirectly, any Security in which he or she has, or by reason of such transaction acquires, any direct or indirect beneficial ownership and about which he or she knew, or should have known, at the time of such purchase or sale:

                  (i) is being considered for purchase or sale by the Trust; or

                  (ii)     is then being purchased or sold by the Trust.

         (d) No Access Person shall, directly or indirectly, purchase or sell any security in which such person has, or by reason of such transaction acquires, any direct or indirect beneficial ownership which would involve the use of "inside" information and is in violation of the Adviser's policy with regard to insider trading, a copy of which has been provided to all relevant employees of the Adviser and is incorporated fully by reference into this Code.

         (e) The Chief Investment Officer ("CIO") may not engage in personal trading except with respect to those securities set forth in section 1(4) of this Code that are specifically excluded from the definition of "Security".

         (f) No Investment Personnel shall purchase or sell, directly or indirectly, any Security in which he or she has, or by reason of such transaction acquires, any direct or indirect beneficial ownership, in a Limited Offering or Initial Public Offering ("IPO") without prior approval from the appropriate compliance officer.

3.       EXEMPTED TRANSACTIONS

         The Prohibitions of Sections 2(b) and 2(c) of this Code shall not apply to transactions concerning:

         (a) Purchases or sales effected in any account over which the Access Person or Investment Personnel has no direct or indirect influence or control.

         (b) Purchases or sales of Securities which are not eligible for purchase or sale by the Trust.

         (c) Purchases or sales which are non-volitional on the part of the Access Person or Investment Personnel.

         (d) Purchases which are part of an automatic dividend reinvestment plan.

         (e) Purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired.

4.       PROCEDURAL MATTERS

         The Adviser shall appoint an appropriate compliance officer who shall:

         (a) Furnish a copy of this Code to each Access Person upon commencement of employment and annually thereafter so each such Access Person may certify that he or she has read and understands said Code and recognizes that he or she is subject to the principles and prohibitions contained therein.

         (b) Review all reports submitted under Sections 6, 7 and 8 of this Code to detect conflicts of interest and abusive practices.

         (c) Notify quarterly each Access Person of his or her obligation to file a Quarterly Report as provided by Section 6 of this Code.

         (d) Notify each new Access Person of his or her obligation to file an Initial Report as provided by Section 7 of this Code.

         (e) Notify annually each Access Person of his or her obligation to file an Annual Report as provided by Section 8 of this Code.

         (f) Notify annually each Sub-Adviser of its obligation to file a written report and annual certification as provided by Section 10 of this Code.

         (g) Remind annually in writing the CIO, other Investment Personnel and each Sub-Adviser that communications regarding securities transactions to be entered into by the Sub-Advisers should be discussed only between the CIO and the respective Sub-Adviser or Sub-Advisers to a fund portfolio; the Sub-Advisers and Investment Personnel other than the CIO should not discuss such transactions.

         (h) Promptly report to the Audit Committee of the Board of Directors of the Trust Company the facts contained in any report filed with the compliance officer pursuant to Section 6, 7 or 8 of this Code when such report indicates that an Access Person engaged in a transaction in a Security held or to be acquired by the Trust, or otherwise violated or appeared to violate this Code and its reporting requirements.

         (i) At least annually, furnish to the Audit Committee of the Board of Directors of the Trust Company a written report that (i) describes any issues arising under this Code, including information about material violations and procedures and sanctions imposed in response to the material violations; and
                  (ii) certifies that the Adviser has adopted procedures reasonably necessary to prevent violations of this Code by any person who is an Access Person hereunder.

         (j) Maintain a current list of all Access Persons and Investment Personnel and identify all reporting Access Persons on such list, and shall take steps to ensure that all reporting Access Persons have submitted reports, confirmations or statements in a timely manner.

         (k) Determine whether to grant prior approval for Investment Personnel to purchase or sell a Security in a Limited Offering or IPO by considering (among other factors) whether the investment opportunity should be reserved for the Trust and whether the individual is being offered the opportunity by virtue of his or her position with the Adviser to the Trust.

         (l) The compliance officer shall maintain a record of any decision authorized to be made under this Code, and the reasons supporting the decision, to approve a personal securities transaction otherwise prohibited under this Code for at least five (5) years after the end of the fiscal year in which the approval is granted.

         (m)      Maintain the records required by paragraph (f) of Rule 17j-1.

5.       REPORTING EXCEPTIONS

         (a) Not withstanding the provisions of Sections 6, 7 and 8 of this Code, an Access Person shall not be required to make a report with respect to transactions effected for, and Securities held in, any account over which such person does not have any direct or indirect influence or control.

         (b) A Director of the Adviser who does not serve on the Adviser's investment committee: (i) need not make the Initial and Annual Reports required by Sections 7 and 8 of this Code; and (ii) need only report, on a Quarterly Report required by Section 6 of this Code, a transaction in a Security if such trustee, at the time of that transaction, knew or, in the ordinary course of fulfilling his or her official duties as a trustee of the Trust, should have known, that during the 15-day period immediately before or after the date of the transaction by the trustee, such security was purchased or sold by the Trust or was being considered for purchase or sale by its investment adviser or sub-advisers.

         (c) Any report required under Section 6, 7 or 8 of this Code may contain a statement that the report shall not be construed as an admission by the person making such report that he or she has any direct or indirect beneficial ownership in the Security to which the report relates.

6.       QUARTERLY REPORTS

                  (a) Every Access Person shall report the information described below with respect to transactions in any Security in which such Access Person has, or by reason of such transaction acquires, any direct or indirect beneficial ownership in the Security. The Quarterly Report shall be made not later than 10 calendar days after the end of the calendar quarter in which the transaction to which the report relates was effected. Each Access Person shall submit a Quarterly Report for each quarter, including those quarters during which no Securities transactions were effected. The Quarterly Report shall be made on the form attached as Exhibit A and shall contain the following information:

                  (i) the date of the transaction, the title and the number of shares, and the principal amount of each Security involved, and the interest rate and maturity date (if applicable);

                  (ii) the nature of the transaction (i.e., purchase, sale or any other type of acquisition or disposition);

                  (iii)    the price at which the transaction was effected;

                  (iv) the name of the broker, dealer or bank with or through whom the transaction was effected; and

                  (v) the date that the Access Person submitted the Quarterly Report.

         (b) Access Persons subject to reporting shall direct their brokers to supply, at the same time that they are sent to the Access Person, a copy of the confirmation for each personal securities trade and a copy of each periodic account statement to the compliance officer. Access Persons need not make a Quarterly Report if such trading and account statements contain all of the information required in subsection (a) to be disclosed in the Quarterly Report.

         (c) With respect to any account established by an Access Person, in which any Securities were held during the quarter for the direct or indirect benefit of the Access Person, the Access Person shall include on the Quarterly Report the following information:

                  (i) the name of the broker, dealer or bank with whom the Access Person established the account; and

                  (ii)     the date the account was established.

         (d) Pursuant to Rule 17j-1(d)(2)(iv), no Quarterly Report need be made by Access Persons who make reports to the sub-advisers, pursuant to Rule 204-2(a)(12) or (13) of the Investment Advisers Act of 1940, if such report duplicates the information required under the reporting requirements of the sub-advisers.

7.       INITIAL REPORTS

         Each Access Person shall disclose all personal Securities holdings to the appropriate compliance officer not later than 10 days after becoming an Access Person. The Initial Report shall be made on the form attached as Exhibit B and shall contain the following information:

         (a) the title, number of shares and principal amount of each Security in which the Access Person had any direct or indirect beneficial ownership when the person became an Access Person;

         (b) the name of any broker, dealer or bank with whom the Access Person maintained an account in which any Securities were held for the direct or indirect benefit of the Access Person as of the date the person became an Access Person; and

         (c)      the date that the Access Person submitted the Initial Report.

8.       ANNUAL REPORTS

         Each Access Person shall disclose all personal Securities holdings on an annual basis within 30 days after the end of the calendar year. The Annual Report shall provide information on personal Securities holdings that is current as of a date no more than 30 days before the Annual Report is submitted. The Annual Report shall be made on the form attached as Exhibit C and shall contain the following information:

         (a) the title, number of shares and principal amount of each Security in which the Access Person had any direct or indirect beneficial ownership;

         (b) the name of any broker, dealer or bank with whom the Access Person maintains an account in which any Securities are held for the direct or indirect benefit of the Access Person; and

         (c)      the date that the Access Person submitted the Annual Report.

9.       VIOLATIONS AND SANCTIONS

         Upon being apprised of facts that indicate that a violation of this Code may have occurred, the Audit Committee of the Trust Company shall determine whether, in their judgment, the conduct being considered did in fact violate the provisions of this Code. If the Audit Committee of the Trust Company determines that a violation of this Code has occurred, the committee will report its findings to the Board of the Trust Company who may impose such sanctions as it deems appropriate in the circumstances, including without limitation, one or more of the following: warnings, periods of "probation" during which all personal investment activities are prohibited (except for specifically approved liquidations of current positions), a letter of censure, suspension with or without pay, termination of employment, or disgorgement of any profits realized on transactions in violation of this Code. If the person whose conduct is being considered by the Board is a Trustee of the Trust, he or she shall not be eligible to participate in the judgment of the Board as to whether a violation exists or in whether, or to what extent, sanctions should be imposed.

10.      SUB-ADVISERS' CODES OF ETHICS

         Each of the sub-advisers shall:

         (a) Submit to the Compliance Officer of the Adviser a copy of the code of ethics adopted by such sub-adviser pursuant to Rule 17j-1 of the 1940 Act and/or Rule 204-2(a)(12) of the Investment Advisers Act and a certification that such sub-adviser has adopted procedures reasonably necessary to prevent its respective Access Persons from violating such code of ethics.

         (b) Promptly report to the Adviser in writing any material amendments to such sub-adviser's code of ethics.

         (c) Immediately furnish to the Compliance Officer to the Adviser all material information regarding any violation of such sub-adviser's code of ethics by any person who would be an Access Person hereunder if such person were not subject to the sub-adviser's code of ethics.

         (d) Provide quarterly reports to the Adviser representing that no material violations of their respective codes of ethics were made during the period so indicated.

         (e) No less frequently than annually, furnish to Adviser a written report that (i) describes any issues arising under such sub-adviser's code of ethics, including information about material violations and procedures and sanctions imposed in response to the material violations; and (ii) certifies that such sub-adviser has adopted procedures reasonably necessary to prevent violations of its code of ethics by any person who would be an Access Person hereunder if such person were not subject to the sub-adviser's code of ethics.

11.      CONFIDENTIALITY

         All personal securities transactions reports disclosing personal securities holdings, and any other information filed pursuant to this Code, shall be treated as confidential, but are subject to review as provided herein and by representatives of the Securities and Exchange Commission.

         ADOPTED: MAY 13, 2004

          NCF INVESTMENT DEPARTMENT OF NEW COVENANT TRUST COMPANY, N.A.

                             LIST OF ACCESS PERSONS

                               AS OF MAY 15, 2004

                                ADVISORY PERSONS

                               William R. Precious
                                Dennis J. Murphy
                                Anita J. Clemons
                               George W. Rue, III
                                 Thomas A. Seel
                                 Harry G. Harper

                                    TRUSTEES

                               Karen C. Anderson*

                              D. Fort Flowers, Jr.*

                           George J. Hauptfuhrer, III

                               Georgette L. Huie*

                                Robert E. Leech*

                               Robert A. McNeely*

                                 Doska D. Ross*

                               Richard J. Seiwell

                                 Ray U. Tanner*

                                 Nagy L. Tawfik*

           *Denotes a Director Not Serving on the Investment Committee

          NCF INVESTMENT DEPARTMENT OF NEW COVENANT TRUST COMPANY, N.A.
                                 CODE OF ETHICS

                                QUARTERLY REPORT

                       CALENDAR QUARTER ENDED ___/___/___

During the calendar quarter referred to above, the following transactions were effected in securities of which I had, or by reason of such transaction acquired, direct or indirect beneficial ownership, and which are required to be reported pursuant to the Code.

                                  INTEREST RATE              NATURE OF           BROKER/DEALER
                       NUMBER OF  AND MATURITY              TRANSACTION             OR BANK
 NAME OF    DATE OF    SHARES OF    DATE (IF     PRINCIPAL   (PURCHASE,           THROUGH WHOM
SECURITY  TRANSACTION  SECURITY    APPLICABLE)    AMOUNT    SALE, OTHER)  PRICE     EFFECTED
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

This report excludes (i) transactions with respect to which I had no direct or indirect influence or control and (ii), other transactions not required to be reported, and is not an admission that I have or had any direct or indirect beneficial ownership in the Securities listed.

I hereby represent that I established the brokerage accounts listed below, in which Securities were held during the quarter referenced above for my indirect or direct benefit.

NAME OF BROKER, BANK OR DEALER
WITH WHOM ACCOUNT MAINTAINED    DATE ESTABLISHED
------------------------------------------------

------------------------------------------------

------------------------------------------------

------------------------------------------------

------------------------------------------------

Date:_____________         Signature:___________________________________________

                           Print Name:__________________________________________

          NCF INVESTMENT DEPARTMENT OF NEW COVENANT TRUST COMPANY, N.A.
                                 CODE OF ETHICS

                                 INITIAL REPORT

1.       I hereby acknowledge receipt of a copy of the Code.

2. I have read and understand the Code and recognize that I am subject thereto in the capacity of an "Access Person."

3. As of the date below, I had a direct or indirect beneficial ownership in the following Securities:

NAME OF   NUMBER OF  PRINCIPAL    TYPE OF INTEREST
SECURITY   SHARES     AMOUNT    (DIRECT OR INDIRECT)
----------------------------------------------------

----------------------------------------------------

----------------------------------------------------

----------------------------------------------------

----------------------------------------------------

----------------------------------------------------

----------------------------------------------------

4. I hereby represent that I maintain account(s), as of the date this report is submitted, in which Securities are held for my direct or indirect benefit, with the brokers, dealers or banks listed below.

NAME OF BROKER, BANK OR DEALER
WITH WHOM ACCOUNT MAINTAINED    DATE ESTABLISHED
------------------------------------------------

------------------------------------------------

------------------------------------------------

------------------------------------------------

         This report is not an admission that I have or had any direct or indirect beneficial ownership in the Securities listed.

Date:______________          Signature:_________________________________

                             Print Name:________________________________

          NCF INVESTMENT DEPARTMENT OF NEW COVENANT TRUST COMPANY, N.A.
                                 CODE OF ETHICS

                                  ANNUAL REPORT

                          YEAR ENDED DECEMBER 31, _____

1. I have read and understand the Code and recognize that I am subject thereto in the capacity of an "Access Person."

2. I hereby certify that, during the year, I have complied with the requirements of the Code and I have reported all Securities transactions required to be reported pursuant to the Code.

3. As of December 31, _____, I had a direct or indirect beneficial ownership in the following Securities:

NAME OF   NUMBER OF  PRINCIPAL    TYPE OF INTEREST    BROKER/DEALER OR BANK
SECURITY   SHARES      AMOUNT   (DIRECT OR INDIRECT)  THROUGH WHOM EFFECTED
---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

4. I hereby represent that I maintain account(s), with the brokers, dealers or banks listed below, in which Securities are held for my direct or indirect benefit.

NAME OF BROKER, BANK OR DEALER
WITH WHOM ACCOUNT MAINTAINED    DATE ESTABLISHED
------------------------------------------------

------------------------------------------------

------------------------------------------------

------------------------------------------------

This report is not an admission that I have or had any direct or indirect beneficial ownership in the Securities listed.

Date:______________         Signature:____________________________

                            Print Name:___________________________

                               NEW COVENANT FUNDS
                                 CODE OF ETHICS

                                     GENERAL

This Code of Ethics ("Code") of the New Covenant Funds (the "Trust") is adopted pursuant to the requirements of Rule 17j-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), and shall apply to each series of shares of the Trust now in existence or hereafter created.

Rule 17j-1(a) under the 1940 Act makes it unlawful for any employee, officer or trustee of a registered investment company or its investment adviser or principal underwriter, and certain other affiliated persons of such entities, in connection with the purchase or sale, directly or indirectly, by such person of a security "held or to be acquired" by such investment company, to (i) employ any device, scheme or artifice to defraud such investment company; (ii) make to such investment company any untrue statement of a material fact or omit to state to the Trust a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading; (iii) engage in any act, practice, or course of business which operates or would operate as a fraud or deceit upon the investment company; or (iv) engage in any manipulative practice with respect to the investment company.

The underlying general principles of this Code are that "access persons," (as defined below) in conducting their personal "securities" (as defined below) transactions, (i) owe a fiduciary duty to shareholders of an affiliated investment company and at all times have a duty to place the interests of such shareholders ahead of their personal interests, (ii) are obligated to conduct all personal "securities" transactions in accordance with this Code and in a manner so as to avoid any actual or potential conflict of interest or abuse of such person's position of trust and responsibility, and any appearance of such conflict of interest or abuse of position, and (iii) should not take inappropriate advantage of their positions.

I.       DEFINITIONS

         (1) "Access Person" means any trustee, officer or Advisory Person (as defined below) of the Trust and the Adviser and the Trust's sub-advisers.

                  The defined term `Access Person' and `Advisory Person' shall not include

                  (1) any person who is subject to securities transaction reporting requirements of a code of ethics adopted by an adviser or sub-adviser;

                  (2) any employee of an underwriter subject to securities transaction reporting requirements of a code of ethics adopted by the underwriter."

         (2) "Advisory Person" means any employee of the Trust, the Adviser or sub-advisers who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a Security by the Trust, or whose functions relate to the making of any recommendations with respect to such purchases or sales, and any natural person in a control relationship to the Trust, the Adviser or the Trust's sub-advisers, who obtains information concerning recommendations made to the Trust with regard to the purchase or sale of Securities by the Trust.

         (3) "Investment Personnel" means any employee of the Trust, the Adviser or the Trust's sub-advisers who, in connection with his or her regular functions or duties, makes or participates in making recommendations regarding the purchase or sale of Securities by the Trust, and any natural person who controls the Trust, the Adviser or sub-advisers and who obtains information concerning such recommendations.

         (4)      "Security" shall have the meaning set forth in Section 2(a)
                  (36) of the 1940 Act except it does not include securities issued by the Government of the United States or by federal agencies and which are direct obligations of the United States, bankers' acceptances, certificates of deposit, commercial paper, high quality short-term debt instruments (including repurchase agreements) and shares of registered open-end investment companies.

         (5) A "security held or to be acquired" means a Security which, within the most recent 15 days: (i) is or has been held by the Trust; or (ii) is being or has been considered by the Trust, the Adviser or the Trust's sub-advisers for purchase by the Trust, and includes an option to purchase or sell, and any Security which is convertible into or exchangeable for, a Security described in (i) or (ii) of this sub-Section.

         (6) "Beneficial Ownership" shall have the meaning ascribed thereto under Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder. Generally, a person is regarded as having a beneficial interest in those securities held in his or her name, the name of his or her spouse and the names of his or her minor children who reside with him or her. A person may be regarded as having a beneficial interest in the securities held in the name of another person (individual, partnership, trust, or another entity) if, by reason of a contract, understanding or relationship he or she obtains or may obtain therefrom benefits substantially equivalent to those of ownership.

         (7) "Chief Investment Officer" shall be both an Access Person and the Advisory Person who is the designated officer of the Trust responsible for overseeing and monitoring all investment decisions made by the sub-advisers on behalf of the Trust.

         (8) "Control" means the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position, as further defined in Section 2(a)(9) of the 1940 Act.

         (9) "Initial Public Offering" means an offering of securities registered under the Securities Act of 1933, the issuer of which, immediately before the registration, was not subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934.

         (10) "Limited Offering" means an offering that is exempt from registration under the Securities Act of 1933 pursuant to
                  Section 4(2) or Section 4(6) or pursuant to rule 504, rule 505, or rule 506 under the Securities Act of 1933.

2.       PROHIBITIONS

         (a) No Access Person in connection with the purchase or sale, directly or indirectly, by such person of a security held or to be acquired by the Trust:

                  (i) shall employ any device, scheme or artifice to defraud the Trust;

                  (ii) make to the Trust any untrue statement of a material fact or omit to state to the Trust a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

                  (iii) engage in any act, practice, or course of business which operates or would operate as a fraud or deceit upon the Trust; or

                  (iv) engage in any manipulative practice with respect to the Trust.

         (b) No Access Person shall purchase or sell, directly or indirectly, any Security in which he or she has, or by reason of such transaction acquires, any direct or indirect beneficial ownership and about which he or she knew, or should have known, at the time of such purchase or sale:

                  (i) is being considered for purchase or sale by the Trust; or

                  (ii)     is then being purchased or sold by the Trust.

         (c) No Access Person shall, directly or indirectly, purchase or sell any security in which such person has, or by reason of such transaction acquires, any direct or indirect beneficial ownership which would involve the use of "inside" information.

3.       EXEMPTED TRANSACTIONS

         The Prohibitions of Sections 2(b) and 2(c) of this Code shall not apply to transactions concerning:

         (a) Purchases or sales effected in any account over which the Access Person or Investment Personnel has no direct or indirect influence or control.

         (b) Purchases or sales of Securities which are not eligible for purchase or sale by the Trust.

         (c) Purchases or sales which are non-volitional on the part of the Access Person or Investment Personnel or the Trust.

         (d) Purchases which are part of an automatic dividend reinvestment plan.

         (e) Purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired.

4.       PROCEDURAL MATTERS

         The Trust shall appoint an appropriate compliance officer who shall:

         (a) Furnish a copy of this Code to each Access Person upon commencement of employment and annually thereafter so each such Access Person may certify that he or she has read and understands said Code and recognizes that he or she is subject to the principles and prohibitions contained therein.

         (b) Review all reports submitted under Sections 6, 7 and 8 of this Code to detect conflicts of interest and abusive practices.

         (c) Notify quarterly each Access Person of his or her obligation to file a Quarterly Report as provided by Section 6 of this Code.

         (d) Notify each new Access Person of his or her obligation to file an Initial Report as provided by Section 7 of this Code.

         (e) Notify annually each Access Person of his or her obligation to file an Annual Report as provided by Section 8 of this Code.

         (f) Notify annually the Adviser and each Sub-Adviser of its obligation to file a written report and annual certification as provided by Section 10 of this Code.

         (g) Promptly report to the Board of Trustees the facts contained in any report filed with the compliance officer pursuant to
                  Section 6, 7 or 8 of this Code when such report indicates that an Access Person engaged in a transaction in a Security held or to be acquired by the Trust, or otherwise violated or appeared to violate this Code and its reporting requirements.

         (h) At least annually, furnish to the Board of Trustees a written report that (i) describes any issues arising under this Code, including information about material violations and procedures and sanctions imposed in response to the material violations; and (ii) certifies that the Fund has adopted procedures reasonably necessary to prevent violations of this Code by any person who is an Access Person hereunder.

         (i) Maintain a current list of all Access Persons and identify all reporting Access Persons on such list, and shall take steps to ensure that all reporting Access Persons have submitted reports, confirmations or statements in a timely manner.

         (j) The compliance officer shall maintain a record of any decision authorized to be made under this Code, and the reasons supporting the decision, to approve a personal securities transaction otherwise prohibited under this Code for at least five (5) years after the end of the fiscal year in which the approval is granted.

         (k)      Maintain the records required by paragraph (f) of Rule 17j-1.

5.       REPORTING EXCEPTIONS

         (a) Not withstanding the provisions of Sections 6, 7 and 8 of this Code, an Access Person shall not be required to make a report with respect to transactions effected for, and Securities held in, any account over which such person does not have any direct or indirect influence or control.

         (b) A disinterested trustee of the Trust: (i) need not make the Initial and Annual Reports required by Sections 7 and 8 of this Code; and (ii) need only report, on a Quarterly Report required by Section 6 of this Code, a transaction in a Security if such trustee, at the time of that transaction, knew or, in the ordinary course of fulfilling his or her official duties as a trustee of the Trust, should have known, that during the 15-day period immediately before or after the date of the transaction by the trustee, such security was purchased or sold by the Trust or was being considered for purchase or sale by its investment adviser or sub-advisers.

         (c) Any report required under Section 6, 7 or 8 of this Code may contain a statement that the report shall not be construed as an admission by the person making such report that he or she has any direct or indirect beneficial ownership in the Security to which the report relates.

6.       QUARTERLY REPORTS

         (a) All Access Persons subject to reporting shall direct their brokers to supply, at the same time that they are sent to the Access Person, a copy of the confirmation for each personal securities trade and a copy of each periodic account statement to the compliance officer. Access Persons need not make a Quarterly Reports if such trading and account statements contain all of the information required in subsection (b) to be disclosed in the Quarterly Report.

         (b) Every Access Person shall report the information described below with respect to transactions in any Security in which such Access Person has, or by reason of such transaction acquires, any direct or indirect beneficial ownership in the

                  Security. The Quarterly Report shall be made not later than 10 calendar days after the end of the calendar quarter in which the transaction to which the report relates was effected. Each Access Person shall submit a Quarterly Report for each quarter, including those quarters during which no Securities transactions were effected. The Quarterly Report shall be made on the form attached as Exhibit A and shall contain the following information:

                  (i) the date of the transaction, the title and the number of shares, and the principal amount of each Security involved, and the interest rate and maturity date (if applicable);

                  (ii) the nature of the transaction (i.e., purchase, sale or any other type of acquisition or disposition);

                  (iii)    the price at which the transaction was effected;

                  (iv) the name of the broker, dealer or bank with or through whom the transaction was effected; and

                  (v) the date that the Access Person submitted the Quarterly Report.

         (c) With respect to any account established by an Access Person, in which any Securities were held during the quarter for the direct or indirect benefit of the Access Person, the Access Person shall include on the Quarterly Report the following information:

                  (i) the name of the broker, dealer or bank with whom the Access Person established the account; and

                  (ii)     the date the account was established.

         (d) Pursuant to Rule 17j-1(d)(2)(iv), no Quarterly Report need be made by Access Persons who make reports to the advisor or sub-advisers, pursuant to Rule 204-2(a)(12) or (13) of the Investment Advisers Act of 1940, if such report duplicates the information required under the reporting requirements of the sub-advisers.

7.       INITIAL REPORTS

         Each Access Person shall disclose all personal Securities holdings to the appropriate compliance officer not later than 10 days after becoming an Access Person. The Initial Report shall be made on the form attached as Exhibit B and shall contain the following information:

         (a) the title, number of shares and principal amount of each Security in which the Access Person had any direct or indirect beneficial ownership when the person became an Access Person;

         (b) the name of any broker, dealer or bank with whom the Access Person maintained an account in which any Securities were held for the direct or indirect benefit of the Access Person as of the date the person became an Access Person; and

         (c)      the date that the Access Person submitted the Initial Report.

8.       ANNUAL REPORTS

         Each Access Person shall disclose all personal Securities holdings on an annual basis within 30 days after the end of the calendar year. The Annual Report shall provide information on personal Securities holdings that is current as of a date no more than 30 days before the Annual Report is submitted. The Annual Report shall be made on the form attached as Exhibit C and shall contain the following information:

         (a) the title, number of shares and principal amount of each Security in which the Access Person had any direct or indirect beneficial ownership;

         (b) the name of any broker, dealer or bank with whom the Access Person maintains an account in which any Securities are held for the direct or indirect benefit of the Access Person; and

         (c)      the date that the Access Person submitted the Annual Report.

9.       VIOLATIONS AND SANCTIONS

         Upon being apprised of facts that indicate that a violation of this Code may have occurred, the Board of Trustees of the Trust shall determine whether, in their judgment, the conduct being considered did in fact violate the provisions of this Code. If the Board of Trustees determines that a violation of this Code has occurred, the Board may impose such sanctions as it deems appropriate in the circumstances, including without limitation, one or more of the following: warnings, periods of "probation" during which all personal investment activities are prohibited (except for specifically approved liquidations of current positions), a letter of censure, suspension with or without pay, termination of employment, or disgorgement of any profits realized on transactions in violation of this Code. If the person whose conduct is being considered by the Board is a Trustee of the Trust, he or she shall not be eligible to participate in the judgment of the Board as to whether a violation exists or in whether, or to what extent, sanctions should be imposed.

10.      ADVISOR AND SUB-ADVISERS' CODES OF ETHICS

         The Advisor and each of the sub-advisers shall:

         (a) Submit to the Board of Trustees of the Trust a copy of the code of ethics adopted by such sub-adviser pursuant to Rule 17j-1 of the 1940 Act and/or Rule 204-2(a)(12) of the Investment Advisers Act and a certification that such sub-adviser has adopted procedures reasonably necessary to prevent its respective Access Persons from violating such code of ethics.

         (b) Promptly report to the Board of Trustees of the Trust in writing any material amendments to such sub-adviser's code of ethics.

         (c) Immediately furnish to the Board of Trustees all material information regarding any violation of such sub-adviser's code of ethics by any person who would be an Access Person hereunder if such person were not subject to the sub-adviser's code of ethics.

         (d) Provide quarterly reports to the Adviser representing that no material violations of their respective codes of ethics were made during the period so indicated.

         (e) No less frequently than annually, furnish to the Board of Trustees a written report that (i) describes any issues arising under such adviser or sub-adviser's code of ethics, including information about material violations and procedures and sanctions imposed in response to the material violations; and (ii) certifies that such adviser or sub-adviser has adopted procedures reasonably necessary to prevent violations of its code of ethics by any person who would be an Access Person hereunder if such person were not subject to the adviser or sub-adviser's code of ethics.

11.      CONFIDENTIALITY

         All personal securities transactions reports disclosing personal securities holdings, and any other information filed pursuant to this Code, shall be treated as confidential, but are subject to review as provided herein and by representatives of the Securities and Exchange Commission.

                  REVISED: MAY 17, 2004

                               NEW COVENANT FUNDS
                             LIST OF ACCESS PERSONS

                               AS OF MAY 17, 2004

                                    TRUSTEES

                               Bateman, F. Kenneth
                                Duree, Gail C. *
                                Gooch, Cynthia S.
                           Register, Rev. Donald B. *
                                Stuart, John D. *

                         *Denotes Disinterested Trustee

                             OFFICERS AND EMPLOYEES

                         Murphy, Dennis, Vice President
                         Clemons, Anita, Vice President
                             Smith, Dale, Treasurer
                            Daly, Charles, Secretary
                     Harper, Harry, Chief Compliance Officer
                             Seel, Thomas, Employee
                           Rue, George, III, Employee

                               NEW COVENANT FUNDS

                                 CODE OF ETHICS

                                QUARTERLY REPORT

                       CALENDAR QUARTER ENDED ___/___/___

During the calendar quarter referred to above, the following transactions were effected in securities of which I had, or by reason of such transaction acquired, direct or indirect beneficial ownership, and which are required to be reported pursuant to the Code.

                                  INTEREST RATE              NATURE OF           BROKER/DEALER
                       NUMBER OF  AND MATURITY              TRANSACTION             OR BANK
 NAME OF    DATE OF    SHARES OF    DATE (IF     PRINCIPAL   (PURCHASE,           THROUGH WHOM
SECURITY  TRANSACTION  SECURITY    APPLICABLE)    AMOUNT    SALE, OTHER)  PRICE     EFFECTED
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

This report excludes (i) transactions with respect to which I had no direct or indirect influence or control and (ii), other transactions not required to be reported, and is not an admission that I have or had any direct or indirect beneficial ownership in the Securities listed.

I hereby represent that I established the brokerage accounts listed below, in which Securities were held during the quarter referenced above for my indirect or direct benefit.

NAME OF BROKER, BANK OR DEALER
WITH WHOM ACCOUNT MAINTAINED    DATE ESTABLISHED
----------------------------    ----------------

------------------------------------------------

------------------------------------------------

------------------------------------------------

------------------------------------------------

------------------------------------------------

Date:_____________         Signature:___________________________________________

                           Print Name:__________________________________________

                               NEW COVENANT FUNDS
                                 CODE OF ETHICS

                                 INITIAL REPORT

1.       I hereby acknowledge receipt of a copy of the Code.

2. I have read and understand the Code and recognize that I am subject thereto in the capacity of an "Access Person."

3. As of the date below, I had a direct or indirect beneficial ownership in the following Securities:

NAME OF   NUMBER OF  PRINCIPAL    TYPE OF INTEREST
SECURITY   SHARES     AMOUNT    (DIRECT OR INDIRECT)
--------   ------     ------    --------------------

----------------------------------------------------

----------------------------------------------------

----------------------------------------------------

----------------------------------------------------

----------------------------------------------------

----------------------------------------------------

4. I hereby represent that I maintain account(s), as of the date this report is submitted, in which Securities are held for my direct or indirect benefit, with the brokers, dealers or banks listed below.

NAME OF BROKER, BANK OR DEALER
WITH WHOM ACCOUNT MAINTAINED    DATE ESTABLISHED
------------------------------------------------

------------------------------------------------

------------------------------------------------

------------------------------------------------

This report is not an admission that I have or had any direct or indirect beneficial ownership in the Securities listed.

Date:______________           Signature:_________________________________

                              Print Name:________________________________

                               NEW COVENANT FUNDS
                                 CODE OF ETHICS

                                  ANNUAL REPORT

                          YEAR ENDED DECEMBER 31, _____

1. I have read and understand the Code and recognize that I am subject thereto in the capacity of an "Access Person."

2. I hereby certify that, during the year, I have complied with the requirements of the Code and I have reported all Securities transactions required to be reported pursuant to the Code.

3. As of December 31, _____, I had a direct or indirect beneficial ownership in the following Securities:

                                                      BROKER/DEALER OR BANK
NAME OF   NUMBER OF  PRINCIPAL   TYPE OF INTEREST          THROUGH WHOM
SECURITY   SHARES     AMOUNT    (DIRECT OR INDIRECT)         EFFECTED
---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

4. I hereby represent that I maintain account(s), with the brokers, dealers or banks listed below, in which Securities are held for my direct or indirect benefit.


NAME OF BROKER, BANK OR DEALER
WITH WHOM ACCOUNT MAINTAINED    DATE ESTABLISHED
------------------------------------------------

------------------------------------------------

------------------------------------------------

------------------------------------------------

This report is not an admission that I have or had any direct or indirect beneficial ownership in the Securities listed.

Date:______________           Signature:____________________________

                              Print Name:___________________________